BLACKROCK MUNICIPAL BOND FUND, INC.

BlackRock National Municipal Fund

(the “Fund”)

Supplement dated May 30, 2018 to the

Statement of Additional Information dated October 27, 2017, as supplemented to date

Effective May 31, 2018, the seventh paragraph in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates that have a contractual management fee, through October 31, 2018 for the Short-Term Fund and through October 31, 2019 for the High Yield Fund and the National Fund. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of a Fund.

Footnote 2 in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

[2]	Effective May 31, 2018, the Manager has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses (as defined in the Fund’s Prospectuses)) as a percentage of average daily net assets to 0.68% for Investor A Shares, 1.43% for Investor C Shares, 0.43% for Institutional Shares, 1.23% for Investor C1 Shares, 0.68% for Service Shares and 0.38% for Class K Shares through October 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund. Prior to May 31, 2018, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.69% for Investor A Shares, 1.44% for Investor C Shares, 0.44% for Institutional Shares, 1.24% for Investor C1 Shares, 0.69% for Service Shares and 0.39% for Class K Shares.

Shareholders should retain this Supplement for future reference.

SAI-MBFN-0518SUP